UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 5, 1999


                                     0-16979
                            (Commission File Number)

                         ------------------------------

                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


             Bermuda                                        Not applicable
     (State of Incorporation)                               (IRS Employer
                                                        Identification Number)

    The Gibbons Building, 10 Queen Street, Suite 301, Hamilton, HM11, Bermuda
              (Address of registrant's principal executive office)

                                  441-292-8674*
                         (Registrant's telephone number)

                         ------------------------------

*The executive offices of Registrant's principal United States subsidiary, Tyco International (US) Inc., are located at One Tyco Park, Exeter, New Hampshire 03833. The telephone number there is (603) 778-9700.

ITEM 5.  Other Events

                  On November 5, 1999, General Acquisition Corp. ("General Acquisition"), a Nevada corporation and a wholly-owned subsidiary of Tyco International Ltd. ("Tyco"), a Bermuda company, entered into Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 23, 1999 by and among General Acquisition, Tyco Acquisition Corp. XXIII (successor by assignment to General Sub Acquisition Corp.), a Delaware corporation and a wholly-owned subsidiary of General Acquisition, and General Surgical Innovations, Inc., which is attached hereto as Exhibit 2.2.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits.

Exhibit Number         Title
--------------         -----

2.2 Amendment No. 1, dated as of November 5, 1999, to the Agreement and Plan of Merger, dated as of August 23, 1999 among General Acquisition Corp., General Sub Acquisition Corp., General Surgical Innovations, Inc. and Tyco Acquisition Corp. XXIII.

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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              TYCO INTERNATIONAL LTD.


                                              By: /s/ Mark H. Swartz
                                                 ----------------------------
                                                 Mark H. Swartz
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date:  November 9, 1999

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

                                  Exhibit Index


Exhibit Number         Title
--------------         -----

    2.2 Amendment No. 1, dated as of November 5, 1999, to the Agreement and Plan of Merger, dated as of August 23, 1999 among General Acquisition Corp., General Sub Acquisition Corp., General Surgical Innovations, Inc. and Tyco Acquisition Corp. XXIII

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